Description of Business (Notes)	12 Months Ended
Dec. 31, 2017
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Description of Business
Description of Business
Organization
CEC is primarily a holding company with no independent operations of its own. CEC operates the business primarily through its wholly owned subsidiaries CEOC, LLC (“CEOC LLC”) and Caesars Resort Collection, LLC (“CRC”). Through its consolidated subsidiaries, CEC operates a total of 47 casino properties in 13 U.S. states and four countries outside of the U.S. Of the 47 casinos, nine are in Las Vegas, which represented 60% of consolidated net revenues for the year ended December 31, 2017.
Merger with Caesars Acquisition Company
Caesars Acquisition Company (“CAC”) was formed in February 2013 to make an equity investment in Caesars Growth Partners, LLC (“CGP”), a joint venture between CAC and CEC, and CAC directly owned 100% of the voting membership units of CGP and served as CGP’s managing member. CEC held 100% of the non-voting membership units of CGP.
In 2014, CEC and CAC entered into a merger agreement, which was amended and restated in July 2016 and February, 2017 (as amended, the “Merger Agreement”). Pursuant to the Merger Agreement, on October 6, 2017 (the “Effective Date”), CAC merged with and into CEC, with CEC as the surviving company (the “CAC Merger”). Subject to the terms and conditions of the Merger Agreement, each share of CAC common stock issued and outstanding immediately prior to the Effective Date of the CAC Merger was converted into, and became exchangeable for, 1.625 (the “Exchange Ratio”) shares of CEC common stock on the Effective Date, which resulted in the issuance of 226 million shares of CEC common stock to the stockholders of CAC. The CAC Merger was accounted for as a reorganization of entities under common control, which resulted in CAC being consolidated into Caesars at book value as an equity transaction for all periods presented (see Note 2).
CEOC’s Emergence from Bankruptcy and Acquisition of OpCo
Caesars Entertainment Operating Company, Inc. (“CEOC”) and certain of its United States subsidiaries (collectively, the “Debtors”) voluntarily filed for reorganization under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) on January 15, 2015, at which time CEC deconsolidated CEOC due to loss of control. On January 17, 2017, the Bankruptcy Court entered an order approving and confirming the Debtors’ third amended joint plan of reorganization (the “Plan”), and the Debtors emerged from bankruptcy and consummated their reorganization pursuant to the Plan on the Effective Date.
The Plan provided for, among other things, (i) a global settlement of all claims the Debtors may have against CEC and its affiliates, (ii) comprehensive releases for CEC and its affiliates and CAC and its affiliates; (iii) the reorganization of CEOC into an operating company (“OpCo”) and PropCo; and (iv) OpCo established an escrow trust that will be used to fund the resolution of unsecured claims that were unresolved at the time of CEOC’s emergence from bankruptcy (see Note 11). PropCo holds certain real property assets formerly held by CEOC and leases those assets to OpCo. PropCo is a separate entity that is not consolidated by Caesars and, on the Effective Date, was sold to VICI Properties Inc., the real estate investment trust that was initially owned by certain former creditors of CEOC and is independent from CEC.
OpCo was acquired by CEC on the Effective Date for total consideration of $2.5 billion, which included a combination of cash and CEC common stock. OpCo operates the properties and facilities formerly held by CEOC and leases the properties and facilities from VICI. Upon acquisition, OpCo was immediately merged with and into CEOC LLC, with CEOC LLC as the surviving entity. See Note 4 for additional information. The following table summarizes the assets acquired and liabilities assumed.

(In millions)	Total Value
Assets acquired	$12,089
Liabilities assumed (1)	(11,611)
Noncontrolling interest	41
Net identifiable assets acquired	519
Goodwill	2,207
Total OpCo equity value	$2,726
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(1)	As part of the OpCo acquisition, we assumed $8.3 billion in financing obligations and $1.6 billion in long-term debt. See Note 10 and Note 12 for additional information.
Failed Sale-Leaseback Financing Obligation
As mentioned above and further described in Note 10, in conjunction with CEOC’s emergence from bankruptcy, OpCo entered into leases with VICI on the Effective Date related to certain real property assets formerly held by CEOC: (i) for Caesars Palace, (ii) for a portfolio of casino properties at various locations throughout the United States, and (iii) for the Harrah’s Joliet Hotel & Casino (collectively, the “CEOC LLC Leases”).
For the CEOC LLC Leases transaction, the real estate assets that were sold to VICI and leased back by OpCo were first adjusted to fair value upon CEOC’s emergence from bankruptcy and the failed sale-leaseback financing obligation was recognized at an amount equal to this fair value. The real estate assets continue to be depreciated over their remaining useful lives. See Note 10 for further information.
Accrued Restructuring and Support Expenses
CEC made material financial commitments to support the reorganization of CEOC as described in the Plan. Our estimate of restructuring and support expenses was determined based on the total value of the consideration that was required by CEC to resolve claims and potential claims related to the reorganization. The total value of the consideration that was provided by CEC as of the Effective Date was $8.6 billion and included a combination of cash, shares of CEC common stock, and the issuance value of the VICI Call Right Agreement described below. The cash consideration includes approximately $1.0 billion of cash provided to certain CEOC creditors that elected to receive cash in lieu of 146 million shares of CEC common stock at a pre-negotiated price of $6.86 per share. The restructuring and support expenses exclude consideration related to the acquisition of OpCo and establishing the escrow trust.
Restructuring and support expenses for the years ended December 31, 2017, 2016, and 2015 were $2.0 billion, $5.7 billion, and $1.0 billion, respectively, recorded in the Statements of Operations. Our related accrual balance decreased by $205 million as of the Effective Date as compared with the estimate we reported in our Interim Report on Form 10-Q for the quarter ended September 30, 2017 due to (i) a larger allocated amount of value to OpCo resulting from the final purchase price value through the Effective Date, which resulted in a decrease of approximately $193 million and (ii) an update to our estimated value of the VICI Call Right Agreement through the Effective Date, which resulted in a decrease of approximately $12 million.

	Accrued as of
(In millions)	December 31, 2016	September 30, 2017	October 6, 2017
Forbearance fees and other payments to creditors (1)	$970	$893	$870
Bank Guaranty Settlement (1)	734	765	765
Issuance of CEC common stock	2,936	4,507	4,405
Issuance of CEC Convertible Notes	1,600	2,240	2,172
VICI call right agreement	131	189	177
Payment of creditor expenses, settlement charges, and other fees (1)	195	182	182
Payment to CEOC	35	—	—
Total accrued	$6,601	$8,776	$8,571
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(1)	Amounts settled in cash on the Effective Date.
The amounts disclosed above are reported net of payments totaling $173 million and $34 million, respectively, during 2017 prior to the Effective Date and the year ended December 31, 2016.
Forbearance Fees and Other Payments to Creditors. On the Effective Date, CEC paid certain fees in exchange for CEOC’s major creditors prior agreement to forebear from exercising their rights and remedies under certain of CEOC’s credit agreements and to stay all pending litigation.
Bank Guaranty Settlement. In 2014, CEOC amended its senior secured credit facilities (the “Bank Amendment”) resulting in, among other things, a modification of CEC’s guarantee under the senior secured credit facilities such that CEC’s guarantee was limited to a guarantee of collection (“CEC Collection Guarantee”) with respect to obligations owed to the lenders who consented to the Bank Amendment. The CEC Collection Guarantee required the creditors to exhaust all rights and remedies at law and in equity that the creditors or their agents may have had against CEOC or any of its subsidiaries and its and their respective property to collect, or obtain payment of, the guaranteed amounts. Pursuant to the Plan, on the Effective Date, claims related to the Bank Amendment and CEC Collection Guarantee were resolved.
Issuance of CEC Common Stock. On the Effective Date, CEC issued shares of CEC common stock in resolution of claims, potential claims, and the acquisition of OpCo. Also on the Effective Date, CEC paid cash in the amount of approximately $1.0 billion to certain CEOC creditors that elected to receive cash in lieu of 146 million shares of CEC common stock at a pre-negotiated price of $6.86 per share (compared with the $12.80 price per share on the Effective Date). As of September 30, 2017, our accrual included the $1.0 billion related to this obligation plus the estimated fair value of $3.5 billion for the net shares that were issued after satisfying the obligation.
CEC issued approximately 407 million shares to the creditors of CEOC on the Effective Date for both the acquisition of the preferred equity of OpCo and the resolution of claims and potential claims. The amount attributable to the resolution of claims was calculated after determining the fair value of OpCo equity, and a change in the estimated value of OpCo inversely affects our accrual allocated to restructuring and support expenses. See Note 8 for additional information on the fair value measurement related to the issuance of CEC common stock.
Issuance of CEC Convertible Notes. On the Effective Date, CEC issued approximately $1.1 billion in aggregate principal amount of 5.00% convertible senior notes maturing in 2024 (the “CEC Convertible Notes”) to the CEOC creditors in resolution of claims and potential claims, and our accrual represents the estimated fair value of the notes at the time of issuance. The Company has determined that the CEC Convertible Notes contain derivative features that require bifurcation, which had a fair value of $1.1 billion upon issuance on the Effective Date. See Note 8 for fair value considerations of the derivative features and Note 12 for additional information on the debt portion of the CEC Convertible Notes.
VICI Call Right Agreement. On the Effective Date, in accordance with the Plan, VICI, CEC, Caesars Entertainment Resort Properties, LLC (“CERP”) and Caesars Growth Properties Holdings, LLC (“CGPH”) entered into certain call right agreements (collectively, the “VICI Call Right Agreements”) with VICI. VICI received a call right (the “VICI Call Right”) for up to five years to purchase and leaseback the real property assets associated with Harrah’s Atlantic City, Harrah’s Laughlin, and Harrah’s New Orleans for a cash purchase price of 10 times the agreed upon annual rent for each property (subject to the terms of the CGPH and CERP credit agreements). Subsequent to the CRC Merger described below, the VICI Call Right is subject to the terms of the CRC Credit Agreement (defined in Note 12). Our accrual represents the estimated fair value of the call right as of the Effective Date.
Payment of Creditor Expenses, Settlement Charges, and Other Fees. Pursuant to the Plan, CEC paid certain professional fees incurred by CEOC’s creditors and other ancillary fees and amounts on the Effective Date. As of September 30, 2017, this amount included $126 million that CEC expected to be paid from the proceeds from a directors’ and officers’ insurance claim. The proceeds from the claim were received in October 2017 and recognized as a reduction in restructuring and support expenses for the year ended December 31, 2017.
Payment to CEOC. In addition, and separate from the transactions and agreements described above, CEC paid CEOC $35 million under an agreement between CEC and CEOC because there was not a comprehensive out-of-court restructuring of CEOC’s debt securities or a prepackaged or prearranged in-court restructuring with requisite voting support from each of the first and second lien secured creditor classes by February 15, 2016. During the first quarter of 2015, we accrued this liability in accrued restructuring and support expenses on the Balance Sheet, and it was paid during the second quarter of 2017 using a portion of the proceeds from the sale Caesars Interactive Entertainment’s (“CIE”) social and mobile games business (the “SMG Business”) (see Note 18).
Hamlet Holdings
The members of Hamlet Holdings LLC (“Hamlet Holdings”) are comprised of affiliates of Apollo Global Management, LLC (“Apollo”) and affiliates of TPG Global, LLC (“TPG”) (collectively, the “Sponsors”). Hamlet Holdings contributed to CEC the 88 million shares of CEC common stock it owned prior to the CAC Merger, which CEC immediately canceled and retired. The value of the shares contributed by Hamlet Holdings was included in our restructuring support expense accrual. Hamlet Holdings controlled CEC prior to the CAC Merger. Upon completion of the CAC Merger and CEOC’s emergence from bankruptcy, Hamlet Holdings beneficially owned approximately 20.8% of CEC common stock as a result of its former interest in CAC, and consequently, Hamlet Holdings no longer controls CEC.
Summary of CAC Merger and CEOC Emergence Transactions

(In millions)	CAC Merger	Restructuring Support Settlement	OpCo Acquisition	Total
Cash	$—	$2,787	$700	$3,487
CEC common stock (value)	2,894	3,435	1,774	8,103
CEC convertible notes (fair value)	—	2,172	—	2,172
Other consideration	—	177	—	177
Total consideration	$2,894	$8,571	$2,474	$13,939

CEC common stock (shares)	226	268	139	633

CRC Merger and Related Debt Transactions
On October 16, 2017, CRC Escrow Issuer, LLC (“Escrow Issuer”) and CRC Finco, Inc. (“Finance”), two wholly owned, indirect subsidiaries of CEC, issued $1.7 billion aggregate principal amount of 5.25% senior notes due 2025. CRC, a wholly owned subsidiary of CEC was created on December 22, 2017, with the merger of CERP into CGPH (the “CRC Merger”). In conjunction with the CRC Merger, Escrow Issuer merged with and into CRC, with CRC as the surviving entity and borrower.
Additionally, on December 22, 2017, CRC entered into new senior secured credit facilities, comprised of (i) a $1.0 billion senior secured revolving credit facility and (ii) a $4.7 billion senior secured term loan credit facility. The net proceeds of the new CRC debt were used to repay the outstanding debt of CERP and CGPH. See Note 12 for additional information.
Eastside Land Purchase
On December 22, 2017, we completed the acquisition from VICI of approximately 18 acres of land adjacent to the Harrah’s Las Vegas property (the “Eastside Land”) for $74 million. The Eastside Land, together with adjacent land owned by us, is currently intended for the development of a new convention center featuring approximately 300,000 square feet of flexible meeting space.
Harrah’s Las Vegas Real Estate Sale and Leaseback
On December 22, 2017, we completed the sale to VICI of the real estate assets of Harrah’s Las Vegas for approximately $1.1 billion in cash proceeds. As part of the Harrah’s Las Vegas property sale and leaseback transaction, Harrah’s Las Vegas entered into a lease with VICI (the “HLV Lease”). The lease was evaluated as a sale-leaseback of real estate, and we determined that this transaction did not qualify for sale-leaseback accounting. The Harrah’s Las Vegas real estate assets remain on our consolidated balance sheet at their historical net book value and are being depreciated over their remaining useful lives, while a failed sale-leaseback financing obligation was recognized for the proceeds received. See Note 10 for further details.